Supplement to
Fidelity Targeted International
Equity Funds®
December 30, 2005
Prospectus

The following information replaces the biographical information for Frederic Gautier found in the "Fund Management" section on page 30.

Trygve Toraasen is manager of Europe Fund, which he has managed since January 2006. He also manages another Fidelity fund. Since joining Fidelity Investments in 1994, Mr. Toraasen has worked as a research analyst and manager.

TIF-06-01 January 25, 2006
1.483702.143